                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               January 25, 1999


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)



     DELAWARE                       0-21328                      76-0391720
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  (State or other            (Commission File No.)               (IRS Employer
  jurisdiction of                                               Identification
  incorporation)                                                   Number)



        3400 AVENUE H, ROSENBERG, TEXAS                           77471-3808
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     (Address of principal executive officers)                     (Zip Code)





      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)


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Items 5.  Other Events
--------  ------------

     On January 25, 1999 the Registrant issued a press release announcing the Holding Corp.'s third quarter fiscal 1999 earnings release.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     (c)  Exhibits

          The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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EXHIBIT
NUMBER                               DESCRIPTION
------                               -----------

99                Press release dated January 25, 1999 announcing Fort Bend
                     Holding Corp. third quarter fiscal 1999 earnings release

                                       3

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORT BEND HOLDINS CORP.



Date: January 25, 1999                      BY:   /s/ Lane Ward
                                                  ------------------------------
                                                  Lane Ward
                                                  Vice Chairman, President and
                                                   Chief Executive Officer

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